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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): SEPTEMBER 27, 2000

                        WorldWide Web NetworX Corporation
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             (Exact name of registrant as specified in its charter)

             Delaware                   0-29479                 58-2280078
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   (State or other jurisdiction       (Commission             (IRS Employer
         of incorporation)            File Number)          Identification No.)

   521 Fellowship Road, Suite 130, Mount Laurel, New Jersey        08054
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            (Address of principal executive offices)             (Zip Code)

   (Registrant's telephone number, including area code): 856-914-3100
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ITEM 5. OTHER EVENTS

On September 27, 2000, the Registrant restructured its relationships with NAI Direct, Inc., a Delaware corporation ("NAID"), Real Quest, Inc., a New Jersey corporation ("RQ"), and New America Network, Inc., a Delaware corporation ("NAI"). Prior to the transactions described below, RQ was an 80%-owned subsidiary of the Registrant, NAID was an 80%-owned subsidiary of RQ and the Registrant had an obligation to provide or obtain funding for NAID in the principal amount of $5,000,000 by March 2001 (the "$5,000,000 Obligation"), of which the principal amount of approximately $2,100,000 had been funded to date. The Registrant acquired its 80% equity interest in RQ from NAI, in September 1999, in exchange for 1,500,000 shares of the Registrant's common stock, of which 750,000 shares were delivered to NAI at the closing and 750,000 shares were placed in escrow until such time as NAID met certain revenue goals.

On September 27, 2000, the Registrant loaned NAID the additional principal sum of $250,000 (the "$250,000 Loan"), which bears interest at the Applicable Federal Rate, as defined by Section 1274(d)(1) of the Internal Revenue Code, as amended, and has a final maturity date of September 25, 2004, pursuant to the terms of a Convertible Promissory Note dated as of September 25, 2000 (the $250,000 Note"). The obligations of NAID under the $250,000 Note are guaranteed by NAI. The $250,000 Loan is convertible into shares of common stock of NAI, at the option of the Registrant, at a price equal to the lesser of $5 per share or current market value.

In addition, on September 27, 2000, the Registrant (1) acquired a 4% equity interest in NAI; (2) was released from its obligation to fund the balance of the $5,000,000 Obligation; (3) transferred to NAI the notes evidencing the approximately $2,100,000 in prior loans made by the Registrant to NAID and 79 of the Registrant's 80 shares in RQ; and (4) agreed to cause the escrowed 750,000 shares of the Registrant's common stock to be released from escrow and delivered to NAI, pursuant to a Stock Purchase Agreement, dated as of September 25, 2000, among the Registrant, NAI, NAID, RQ and Messrs. Gerald and Jeffrey Finn (who are majority shareholders of NAI and minority shareholders of NAID and the Registrant).

On October 2, 2000, the Registrant issued a press release in the form filed as
Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits.

                  4.1      Stock Purchase Agreement, dated September 25, 2000.

                  4.2      Convertible Promissory Note, dated September 25,
                           2000, including Exhibit A (Anti-Dilution Provisions) and Exhibit B (Registration Rights).
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                  4.3      Unlimited Surety Agreement, dated September 25, 2000.

                  99.1     Press Release, dated October 2, 2000.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           WORLDWIDE WEB NETWORX CORPORATION


Dated: October 2, 2000                     By: /s/ CAROL C. KNAUFF
                                               ---------------------------------
                                               Name:  Carol C. Knauff
                                               Title: Chairman, Chief Executive
                                                      Officer, and President
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                                  EXHIBIT INDEX

EXHIBIT NUMBER             DESCRIPTION
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         4.1      Stock Purchase Agreement, dated September 25, 2000.

         4.2 Convertible Promissory Note, dated September 25, 2000, including Exhibit A (Anti-Dilution Provisions) and Exhibit B (Registration Rights).

         4.3      Unlimited Surety Agreement, dated September 25, 2000.

         99.1     Press Release, dated October 2, 2000.